UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2025

SHARPLINK GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41962	87-4752260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104, Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 293-0619

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SBET	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2025, the board of directors (the “Board”) of SharpLink Gaming, Inc. (the “Company”) adopted the SharpLink Gaming, Inc. Inducement Award Plan (the “Inducement Award Plan”). The Inducement Award Plan was adopted without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4) and will be administered by the Compensation Committee of the Board or the independent members of the Board. The Board reserved 3,000,000 shares of the Company’s common stock for issuance under the Inducement Award Plan, subject to adjustment as provided in the plan document.

The terms of the Inducement Award Plan are substantially similar to the terms of the Company’s Amended and Restated 2023 Equity Incentive Plan, with the exception that incentive stock options may not be issued under the Inducement Award Plan and equity awards under the Inducement Award Plan (including nonqualified stock options, restricted stock, restricted stock units, and other stock-based awards) may be issued only an employee who is commencing employment with the Company or any subsidiary or who is being rehired following a bona fide interruption of employment by the Company or any subsidiary, in either case if he or she is granted such award in connection with his or her commencement of employment and such grant is an inducement material to his or her entering into employment with the Company or such subsidiary.

The Board also adopted a form of Restricted Stock Unit Agreement Notice of Restricted Stock Unit Grant (Time-Based Grant) (the “Inducement Time-Based RSU Grant Package”) and a form of Restricted Stock Unit Agreement Notice of Restricted Stock Unit Grant (Performance-Based Grant) (the “Inducement Performance-Based RSU Grant Package”) for use under the Inducement Award Plan.

The foregoing description of the Inducement Award Plan, Inducement Time-Based RSU Grant Package, and the Inducement Performance-Based RSU Grant Package does not purport to be complete and is qualified in its entirety by reference to the full text of the Inducement Award Plan, the form of Inducement Time-Based RSU Grant Package, and the form of Inducement Performance-Based RSU Grant Package, which are filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	SharpLink Gaming, Inc. Inducement Award Plan.
10.2	Form of Restricted Stock Unit Agreement Notice of Restricted Stock Unit Grant (Time-Based Grant).
10.3	Form of Restricted Stock Unit Agreement Notice of Restricted Stock Unit Grant (Performance-Based Grant).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2025	SHARPLINK GAMING, INC.

	Name:	/s/ Rob Phythian
	By:	Rob Phythian
	Title:	Co-Chief Executive Officer